EXHIBIT 32.1
CERTIFICATION OF MARTIN L. FLANAGAN
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with INVESCO PLC’s (the “Company”) Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the “Report”), I, Martin L. Flanagan, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2007	/s/ MARTIN L. FLANAGAN
Martin L. Flanagan
President and Chief Executive Officer

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